Exhibit 99.2
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Friedman, Billings, Ramsey Group, Inc.
Long-Term Investment Matrix (1)
As of December 31, 2002
(Dollars in thousands)


The following chart shows the allocation of Friedman, Billings, Ramsey Group, Inc.'s long-term investments, as stated on the December 31, 2002 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Managed funds are categorized by the value of the majority of their investments. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.

Financial                                                          Public              Private              Total
                                                          ----------------    -----------------   -----------------

FBR Ashton, Limited Partnership                                   $ 6,692              $     -             $ 6,692            4.5%
FBR Private Equity Fund, LP                                           450                  995               1,445            1.0%
FBR Future Financial Fund, LP                                           -                1,040               1,040            0.7%
FBR Financial Services Partners, LP                                    55                  580                 635            0.4%
Direct investment                                                   2,141                  750               2,891            1.9%
                                                          ----------------    -----------------   -----------------    ------------
                                                                    9,338                3,365              12,703            8.5%

Real Estate/Mortgage
FBR Asset Investment Corporation                                   70,194                4,582              74,776           49.8%
Direct investment                                                   3,179                4,473               7,652            5.1%
                                                          ----------------    -----------------   -----------------    ------------
                                                                   73,373                9,055              82,428           54.9%

                                                          ----------------    -----------------   -----------------    ------------
                                             Subtotal              82,711               12,420              95,131           63.4%
                                                          ----------------    -----------------   -----------------    ------------

Technology and Biotechnology
FBR Technology Venture Partners, LP (2)                                 -                  654                 654            0.4%
FBR Technology Venture Partners II                                      -                2,128               2,128            1.4%
FBR CoMotion Venture Capital I, LP (3)                                  -                1,886               1,886            1.3%
FBR Family of Mutual Funds                                            752                    -                 752            0.5%
DDL and related direct investments                                  1,176                5,497               6,673            4.4%
Direct investment                                                     372                    -                 372            0.3%
Third-party partnerships                                                -                2,901               2,901            1.9%
Other                                                                  91                  797                 888            0.6%
                                                          ----------------    -----------------   -----------------    ------------
                                                                    2,391               13,863              16,254           10.8%

Capital Crossover Partners                                         12,736                    -              12,736            8.5%
(third party partnership)

                                                          ----------------    -----------------   -----------------    ------------
                                             Subtotal              15,127               13,863              28,990           19.3%
                                                          ----------------    -----------------   -----------------    ------------

Debt
                                                          ----------------    -----------------   -----------------    ------------
Direct investment (4)                                                   -                7,500               7,500            5.0%
                                                          ----------------    -----------------   -----------------    ------------

Other
FBR Arbitrage, LLC                                                 11,259                    -              11,259            7.5%
FBR Weston, Limited Partnership                                     2,890                    -               2,890            1.9%
FBR Pegasus Fund, LLC (5)                                           2,685                    -               2,685            1.8%
Third-party partnership                                               750                    -                 750            0.5%
Other                                                                  64                  772                 836            0.6%
                                                          ----------------    -----------------   -----------------    ------------
                                                                   17,648                  772              18,420           12.3%
                                                          ----------------    -----------------   -----------------    ------------

                                                          ----------------    -----------------   -----------------    ------------
TOTALS                                                          $ 115,486             $ 34,555           $ 150,041          100.0%
                                                          ================    =================   =================    ============

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(1)  Excludes trading securities inventory.
(2) Amount includes accrued Fund Manager Compensation expense ("FMC") of $88. Asset value net of FMC as of December 31, 2002 was $566.
(3) Amount includes loans of $456 made by FBR Group to FBR CoMotion Venture Capital I, LP.
(4)  Represents private debt of one issuer with a face amount of $7,500.
(5) Fund of private funds. Comprises public securities of component funds according to component fund managers.